SUMMARY PROSPECTUS May 1, 2015

AB Variable Products Series Fund, Inc.

Balanced Wealth Strategy Portfolio—Class B

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus and other information about the Portfolio, go to http://www.ABglobal.com/links/variable, email a request to prorequest@ABglobal.com, call (800) 227-4618, or ask any insurance company that offers shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.55%
Distribution (12b-1) Fees	.25%
Other Expenses	.16%

Total Portfolio Operating Expenses	.96%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$98
After 3 Years	$306
After 5 Years	$531
After 10 Years	$1,178

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 114% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks (50% each).

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio’s investments in equity and debt, growth and value, and U.S. and non-U.S. components to vary in response to market conditions, but ordinarily, only by ±5% of the Portfolio’s net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Portfolio’s net assets. The Portfolio’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of underlying market conditions.

The Adviser selects the Portfolio’s growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser’s internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser’s growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser’s internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company’s competitive position in a global context. The Adviser identifies and quantifies the critical variables that control a business’s performance and analyzes the results in order to forecast each company’s long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio’s fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.

The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

•

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value when one of these investment strategies is performing more poorly than others.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

•

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 15.06%, 3rd quarter, 2009; and Worst Quarter was down -14.71%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Portfolio	7.11%	8.59%	5.33%
S&P 500 Stock Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index* (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
60% S&P 500 Stock Index/40% Barclays U.S. Aggregate Bond Index* (reflects no deduction for fees, expenses, or taxes)	10.62%	11.18%	6.77%

*	The performance table includes an index of fixed-income securities and information about the 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index to show how the Portfolio’s performance compares with indices of securities similar to those in which the Portfolio invests.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2013	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2004	Senior Vice President of the Adviser

Patrick J. Rudden	Since 2009	Senior Vice President of the Adviser

Vadim Zlotnikov	Since 2013	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of participating life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolio shares.

TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the Insurer for federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

S-4